Exhibit 99.2


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                Waiver Solicitation Statement Dated June 5, 2000

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                                   PSINet Inc.

                  SOLICITATION OF WAIVER OF COVENANT COMPLIANCE
                        FOR CERTAIN ACQUIRED INDEBTEDNESS

                                -----------------

                            10% SENIOR NOTES DUE 2005
                                CUSIP 74437C AB 7

                   ($600,000,000 principal amount outstanding)

                          11 1/2% SENIOR NOTES DUE 2008
                                CUSIP 74437C AD 3
                   ($350,000,000 principal amount outstanding)

                                -----------------

         We are soliciting (the "Solicitation") waiver letters (the "Waivers") from holders of record (the "Holders") at the close of business on June 2, 2000 (the "Record Date") of our 10% Senior Notes due 2005 and our 11 1/2% Senior Notes due 2008 (collectively, the "Notes") waiving our compliance with the debt incurrence covenants contained in the indentures governing the Notes (collectively, the "Indentures") to the extent that such covenants would prohibit us from incurring indebtedness of Metamor Worldwide, Inc. ("Metamor") represented by its outstanding $227 million principal face amount of 2.94% Convertible Subordinated Notes due 2004 (the "Metamor Notes") upon our acquisition of Metamor. We are not soliciting waiver letters from the holders of our other issues of outstanding notes because the debt incurrence covenants in the indentures governing those notes do not prohibit us from incurring the indebtedness represented by the Metamor Notes in connection with the Metamor acquisition.

         Our purpose in making the Solicitation is to enable us to take advantage of the attractive interest rate and features of the Metamor Notes and to allow us to otherwise utilize our cash for the execution of our business plan. If we do not obtain Waivers from the Holders of a majority in principal amount of each issue of the Notes (the "Requisite Waivers"), Metamor will cause the Metamor Notes to be satisfied and discharged in connection with the closing of the Metamor acquisition so as to satisfy our covenants under the Indentures.

         The Solicitation is being made on the terms and subject to the conditions set forth in this Waiver Solicitation Statement and in the applicable accompanying Waiver. If the Requisite Waivers are obtained and we complete the Metamor acquisition without satisfying or discharging Metamor's indebtedness, we will make a payment (a "Waiver Payment") to Holders whose Waivers are accepted in the Solicitation:

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                                 WAIVER PAYMENT

FOR EACH $1,000 PRINCIPAL AMOUNT OF:     THE WAIVING HOLDER WILL RECEIVE:
-----------------------------------      -------------------------------
       10% Senior Notes............................$5.00 in cash
       11 1/2% Senior Notes........................$5.00 in caSH
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         THE SOLICITATION WILL EXPIRE AT 1:00 P.M., NEW YORK CITY TIME, ON JUNE
13, 2000 (THE "EXPIRATION DATE").  WE DO NOT INTEND TO EXTEND THE SOLICITATION.
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         Waivers may be revoked by the Holders of Notes at any time prior to the time that we receive and accept the Requisite Waivers and will automatically be revoked if the Requisite Waivers are not obtained prior to the Expiration Date. If the Requisite Waivers are obtained and accepted, each Holder of Notes will be bound by the waiver of our covenant compliance whether or not such Holder delivered its Waiver.

                 The Financial Advisor for the Solicitation is:

                          Donaldson, Lufkin & Jenrette

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Summary.......................................................................3
   The Company................................................................3
   Background, Purposes and Effects of Waiver Solicitation....................3
   Terms Of The Waiver Solicitation...........................................4
Solicitation Considerations...................................................6
Background, Purposes and Effects of the Waiver Solicitation...................7
   Background.................................................................7
   Purposes...................................................................7
   Effects....................................................................7
Terms of the Waiver Solicitation.............................................10
   General...................................................................10
   Waiver Payments...........................................................10
   Record Date...............................................................10
   How to Waive Compliance...................................................10
   Expiration Date; Amendment................................................11
   Revocation of Waivers.....................................................11
   Effective Date of the Waivers.............................................12
   Conditions................................................................12
   Financial Advisor, Tabulation Agent and Depositary
       and Information Agent.................................................12
   Fees and Expenses.........................................................12
Certain Federal Income Tax Consequences......................................13
Where You Can Find More Information..........................................14
Documents Incorporated by Reference..........................................15

                                     SUMMARY

         The following summary is qualified in its entirety by the more detailed information appearing elsewhere or incorporated by reference in this Waiver Solicitation Statement. Capitalized terms used but not defined herein have the meanings assigned to them in the Indentures.

                                   THE COMPANY

         PSINet Inc. is a leading global provider of Internet and eCommerce solutions to businesses. With our worldwide fiber network and related optronic equipment, multiple Internet and eCommerce hosting centers, full suite of Internet access and eCommerce products, extensive global distribution network and global brand name recognition, we have become an Internet Super Carrier or ISC. We offer a robust suite of products that enable our customers to utilize the Internet around the globe for mission critical applications carried over a worldwide fiber optic network that is capable of transmission speeds in excess of three terabits per second. We provide Internet connectivity and Web hosting services to approximately 100,000 corporate customers in 28 countries. Including our Internet service provider (ISP), carrier, small office/home office (SOHO) and consumer businesses, we serve over 2.0 million end users around the world. We serve approximately 90 of the 100 largest metropolitan statistical areas in the U.S. and have a presence in the 20 largest telecommunications markets globally.

         Our services and products include dedicated, dial-up and digital subscriber line (DSL) Internet access services connections, Web hosting and collocation services, transaction network services, virtual private networks
(VPNs), eCommerce solutions, voice-over-Internet protocol (IP), e-mail and managed security services. We also provide wholesale and private label network connectivity and related services to other ISPs and telecommunications carriers to further utilize our network capacity. We currently operate eight Internet and eCommerce hosting centers with an aggregate of 250,000 square feet in North America, Europe and Asia and plan to open sixteen more hosting centers having more than 1,750,000 additional square feet.

             BACKGROUND, PURPOSES AND EFFECTS OF WAIVER SOLICITATION

BACKGROUND

         On March 21, 2000, we entered into an Agreement and Plan of Merger (the "Merger Agreement") with Metamor pursuant to which our wholly owned subsidiary will merge with and into Metamor (the "Merger") and Metamor will become our wholly owned subsidiary. Please refer to the Joint Proxy Statement/Prospectus incorporated by reference in this Waiver Solicitation Statement (the "Proxy Statement") for a more complete description of the Merger and the Merger Agreement. Immediately prior to the Merger, Metamor will have outstanding $227 million face amount of its 2.94% Convertible Subordinated Notes due 2004.

         Under the Indentures, we will be deemed to incur all of the outstanding indebtedness of Metamor at the time of the Merger. This indebtedness will be characterized as "Acquired Indebtedness" for purposes of the Indentures unless it is redeemed, defeased, retired or otherwise repaid at the time of or substantially contemporaneously with the Merger. Section 10.08 of each of the Indentures contains covenants restricting our ability to incur indebtedness (the "Debt Incurrence Covenants"). Specifically, the Debt Incurrence Covenants generally prohibit us from incurring Acquired Indebtedness. The debt incurrence covenants in the indentures governing our outstanding issues of notes other than the Notes do not prohibit us from incurring the indebtedness represented by the Metamor Notes in connection with the Metamor acquisition. Consequently, we are not soliciting waiver letters from the holders of such other issues of notes.

PURPOSES

         In order to comply with the Debt Incurrence Covenants, the Merger Agreement contemplates that we may provide Metamor with the cash necessary to satisfy and discharge the Metamor Notes and other Metamor indebtedness immediately prior to the Merger to prevent such indebtedness from being incurred by us as a result of the Merger. We are soliciting the Waivers because we believe it would be advantageous for us to allow the Metamor Notes to remain outstanding following the Merger. Doing so will enable us to take advantage of the attractive interest rate and features of the Metamor Notes and permit us to otherwise utilize our cash for the execution of our business plan. The coupon rate of the Metamor Notes is 2.94% and their current yield to maturity is 6.81%. In the event that we do not obtain the Requisite Waivers, Metamor will need to deposit approximately $204.5 million with The Bank of New York in its capacity as trustee (the "Metamor Trustee") under the Indenture governing the Metamor Notes (the "Metamor Indenture") prior to the Merger to cause the Metamor Notes to be satisfied and discharged as contemplated by the Merger Agreement.

EFFECTS

         Section 10.21 of each of the Indentures excepts compliance with certain covenants, including the Debt Incurrence Covenants, in any particular instance if the Holders of a majority of the aggregate outstanding principal amount of the Notes waive our compliance with the applicable covenant(s) in such instance. Our Solicitation is for a one-time waiver of our compliance with the Debt Incurrence Covenants as they relate to the Metamor Notes. If the Requisite Waivers are obtained, we will be permitted to incur the indebtedness represented by the Metamor Notes as a result of the Merger without causing a default under the Debt Incurrence Covenants. The Waivers will not cause any amendment to either the Debt Incurrence Covenants or the Indentures or permit us to incur any indebtedness other than the Metamor Notes that we are not allowed to incur by the Debt Incurrence Covenants.




                        TERMS OF THE WAIVER SOLICITATION

The Solicitation...........................      We are soliciting Waivers of our compliance with the Debt
                                                 Incurrence Covenants contained in the Indentures to the extent that such covenants would prohibit our incurrence of the indebtedness represented by the Metamor Notes upon the completion of the Merger.

The Waiver Payments........................      A cash payment of $5.00 for each $1,000 principal amount of Notes for which a Waiver has been accepted, payable following the closing of the Merger if the Requisite Waivers are obtained and the Metamor
                                                 Notes are not satisfied and discharged in connection with the
                                                 Merger.  See "Terms of the Waiver Solicitation-- Conditions."

Expiration Date............................      1:00 p.m., New York City time, on June 13, 2000.  We do not intend to extend the Solicitation.

Conditions.................................      We will accept Waivers only if the Requisite Waivers are obtained.
                                                 We will pay the Waiver Payments only if the Requisite Waivers are obtained, the Merger is consummated and the Metamor Notes are not satisfied and discharged in connection with the Merger.

Holders....................................      The term "Holder" means (1) any person in whose name Notes are registered on our books at the close of business on June 2, 2000
                                                 (the "Record Date"), or (2) any other person who is a proxy or attorney-in-fact of such registered holder who is authorized to take action with respect to the Notes held by such registered holder.
                                       4

How to Waive Compliance....................      A Holder desiring to waive our compliance with the Debt Incurrence
                                                 Covenants should either (1) complete and sign the applicable
                                                 Waiver, or a facsimile thereof, have the signature thereon, and on any proxy or power of attorney delivered therewith, Medallion signature guaranteed, and mail or otherwise deliver the Waiver, or such facsimile, together with a duly executed proxy or power of attorney if the holder was not a registered holder as of the Record
                                                 Date, and any other required documents to the Tabulation Agent and
                                                 Depositary at its address set forth on the back cover page of this
                                                 Waiver Solicitation Statement, or (2) request its broker, dealer, commercial bank, trust company or other nominee to effect the
                                                 Waiver on its behalf.
Special Procedures for
  Beneficial Holders.......................      Any beneficial holder whose Notes are registered in the name of its broker, dealer, commercial bank, trust company or other nominee and who wishes to waive our compliance with the Debt Incurrence
                                                 Covenants should contact such registered holder promptly and instruct such registered holder to effect the Waiver on its behalf.  If such beneficial holder wishes to effect the Waiver on its own behalf, such beneficial holder must obtain a proxy or power of attorney from the registered holder as of the Record Date authorizing the beneficial holder to take action with respect to the Notes on behalf of such registered holder.  See "Terms of the
                                                 Waiver Solicitation-- How to Waive Compliance."
Withdrawal Rights and
  Revocation...............................      Waivers with respect to the Notes may be revoked by the Holders at any time prior to the date that we have received and accepted the
                                                 Requisite Waivers, but may not be revoked thereafter.  We
                                                 anticipate that this will occur immediately after the Expiration
                                                 Date.  Any Holder who revokes a Waiver will not receive a Waiver
                                                 Payment unless such Waiver is redelivered prior to the Expiration
                                                 Date.  See "The Solicitation-- Revocation of Waivers."

Certain Tax Considerations.................      The waiver of our compliance with the Debt Incurrence Covenants should not constitute a taxable event for Holders of Notes for federal income tax purposes.  Although it is not free from doubt,
                                                 Holders receiving a Waiver Payment will likely be required to include such Waiver Payment in ordinary income for federal income tax purposes.  See "Certain Federal Income Tax Consequences."
Financial Advisor..........................      Donaldson, Lufkin & Jenrette is serving as exclusive Financial
                                                 Advisor in connection with the Solicitation.

Tabulation Agent and Depositary............      Wilmington Trust Company is serving as Tabulation Agent and
                                                 Depositary in connection with the Solicitation.

Information Agent..........................      MacKenzie Partners, Inc. is serving as Information Agent in connection with the Solicitation.

                           SOLICITATION CONSIDERATIONS

         In addition to the Waiver Payment of $5.00 per $1,000 principal amount being offered to Holders of the Notes who waive compliance, the Holders should consider the following factors in determining whether to deliver Waivers:

RISK FACTORS RELATING TO THE WAIVER SOLICITATION

         FRAUDULENT TRANSFER AND PREFERENCE CONSIDERATIONS

         Federal or state fraudulent transfer laws permit a court, if it makes certain findings, to avoid all or a portion of our obligations under the Waiver Payments to you; require you to turn over to us, or to a fund for the benefit of our creditors or to our judgment creditors, as the case may be, all or a portion of the Waiver Payments; and take other action detrimental to you, including, in some circumstances, invalidating the Waiver Payments. If a court were to take any of those actions, we cannot assure you that you would ever be repaid.

         Under federal and state fraudulent transfer laws, in order to take any of those actions, courts will typically need to find that, at the time the Waiver Payments were made, we paid the Waiver Payments with the intent of hindering, delaying or defrauding current or future creditors; received less than fair consideration or reasonably equivalent value for the Waiver Payments and were insolvent or rendered insolvent by reason of the Waiver Payments; were engaged, or about to engage, in a business or transaction for which our assets were unreasonably small; or intended to incur, or believed (or should have believed) we would incur, debts beyond our ability to pay as such debts mature (as all of the foregoing terms are defined in or interpreted under applicable bankruptcy and fraudulent transfer statutes).

         RANKING OF NOTES

         The Notes and our other debt obligations will be effectively subordinated to the payment of the indebtedness of our subsidiaries, including, if the holders of the Notes grant the Requisite Waivers pursuant to the Solicitation, the $227 million aggregate principal amount of Metamor Notes. However, the holders of the Metamor Notes will have a claim only against the assets of Metamor, including capital stock of Metamor subsidiaries, rather than against our assets generally.

RISK FACTORS RELATING TO PSINET

         Holders are urged to read the risk factors relating to the Merger and to our business in general contained in the Proxy Statement incorporated by reference in this Waiver Solicitation Statement.

RISK FACTORS RELATING TO METAMOR

         Holders are also urged to read the risk factors relating to Metamor's business contained in Metamor's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 which are incorporated by reference in this Waiver Solicitation Statement. After the merger, these risk factors will apply to the combined entity. To the extent that our business and the business of Metamor are subject to similar risks, we may be more susceptible to such risks after the Merger than either we or Metamor would be as a separate company.

FORWARD-LOOKING STATEMENTS

         Some of the information contained in this Waiver Solicitation Statement may contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or similar words, or by discussions of strategy that involve risks and uncertainties. These statements may discuss our future expectations or contain projections of our results of operations or financial condition or expected benefits to us resulting from acquisitions or transactions. We cannot assure you that the future results indicated, whether expressed or implied, will be achieved. The risk factors noted in this section and other factors noted throughout this Waiver Solicitation Statement, including risks and uncertainties, could cause our actual results to differ materially from those contained in any forward-looking statement.

           BACKGROUND, PURPOSES AND EFFECTS OF THE WAIVER SOLICITATION

BACKGROUND

         On March 21, 2000, we entered into the Merger Agreement with Metamor pursuant to which our wholly owned subsidiary will merge with and into Metamor and Metamor will become our wholly owned subsidiary. Please refer to the Proxy Statement for a more complete description of the Merger and the Merger Agreement. Immediately prior to the Merger, Metamor will have outstanding $227 million face amount of its 2.94% Convertible Subordinated Notes due 2004.

         Under the Indentures, we will be deemed to incur all of the outstanding indebtedness of Metamor at the time of the Merger. This indebtedness will be characterized as "Acquired Indebtedness" for purposes of the Indentures unless it is redeemed, defeased, retired or otherwise repaid at the time of or substantially contemporaneously with the Merger. The Debt Incurrence Covenants contained in Section 10.08 of each of the Indentures restrict our ability to incur indebtedness. Specifically, they generally prohibit us from incurring Acquired Indebtedness.

         We have other issues of outstanding notes with respect to which we are not soliciting waivers. The indentures relating to such notes differ from the Indentures in that they permit us to incur Acquired Indebtedness under the circumstances presented by the Merger. Waivers under such indentures are therefore unnecessary.

PURPOSES

         In order to comply with the Debt Incurrence Covenants in the Indentures, the Merger Agreement contemplates that we will provide Metamor with the cash necessary to satisfy and discharge Metamor's indebtedness immediately prior to the Merger to prevent Metamor's indebtedness from being incurred by us as a result of the Merger. In accordance with the terms of the Metamor Indenture, the amount of cash necessary to redeem the Metamor Notes on August 18, 2000 (the first date on which the Metamor Notes could be redeemed), or such other date as we and Metamor may agree, would be deposited with the Metamor Trustee and other actions would be taken to cause the Metamor Indenture to be satisfied and discharged immediately prior to the Merger and the Metamor Notes to be redeemed on the selected redemption date. The Merger Agreement contemplates that Metamor's other indebtedness would be paid or otherwise satisfied prior to the Merger as well. These actions are permitted to be taken under the Indentures.

         We are soliciting the Waivers because we believe it would be advantageous for us to allow the Metamor Notes to remain outstanding following the Merger. Doing so will enable us to take advantage of the attractive interest rate and features of the Metamor Notes and permit us to otherwise utilize our cash for the execution of our business plan. The coupon rate of the Metamor Notes is 2.94% and their current yield to maturity is 6.81%. In addition, the Metamor Notes are subordinated in right of payment to Metamor's senior indebtedness (as defined in the Metamor Indenture) and the Metamor Indenture contains very few covenants that would restrict Metamor's operations. In the event that we do not obtain the Requisite Waivers, Metamor will need to deposit approximately $204.5 million with the Metamor Trustee prior to the Merger to cause the Metamor Notes to be satisfied and discharged as contemplated by the Merger Agreement. Whether or not the Metamor Notes are satisfied and discharged prior to the Merger, we may decide not to cause all or a portion of Metamor's other indebtedness to be paid or satisfied prior to the Merger and may elect to incur such indebtedness pursuant to a limited exception to Acquired Indebtedness in the Indentures.

EFFECTS

         GENERALLY

         Section 10.21 of each of the Indentures excepts compliance with certain covenants, including the Debt Incurrence Covenants, in any particular instance if the Holders of a majority of the aggregate outstanding principal amount of the Notes waive our compliance with the applicable covenant(s) in such instance. Our Solicitation is for a one-time waiver of our compliance with the Debt Incurrence Covenants in connection with the Metamor transaction. If the Requisite Waivers are obtained, we will be permitted to incur the indebtedness represented by the Metamor Notes without causing a default under the Debt Incurrence Covenants. The form of Waiver also provides that the incurrence of indebtedness evidenced by the Metamor Notes will not reduce amounts otherwise available for the incurrence of permitted indebtedness (as defined in the Indenture), such as limited amounts of indebtedness that may be incurred under certain circumstances. The Waivers will not cause any amendment to either the Debt Incurrence Covenants or the Indentures or permit us to incur any indebtedness other than the Metamor Notes that we are not allowed to incur by the Debt Incurrence Covenants.

 RESULTS OF NOT CAUSING THE METAMOR NOTES TO BE SATISFIED AND DISCHARGED PRIOR TO THE MERGER

         If the Requisite Waivers are obtained and the Merger is consummated without the Metamor Notes being satisfied and discharged, then the Metamor Notes will remain outstanding following the Merger and the obligations and rights of Metamor and the holders of the Metamor Notes will be governed by the Metamor Indenture. Under the Metamor Indenture, we will not be obligated to assume the Metamor Notes or Metamor's payment obligations under the Metamor Indenture; however, we will be required to enter into a supplemental indenture which, among other things, obligates us to issue shares of our common stock, $.01 par value per share, upon the conversion of the Metamor Notes by the holders thereof. Such supplemental indenture will be required whether or not the Metamor Indenture is satisfied and discharged in connection with the Merger. While we will not be obligated to pay the Metamor Notes, the holders of the Notes and our other debt obligations will be effectively subordinated to the holders of the Metamor Notes because Metamor is not obligated to pay our Notes or other debt obligations and Metamor's ability to make distributions to us will be subject to the rights of Metamor's creditors, including the holders of the Metamor Notes. See "Solicitation Considerations -- Risk Factors Relating to the Waiver Solicitation -- Ranking of Notes."

         SUMMARY OF THE TERMS OF THE METAMOR NOTES

         A summary of the Metamor Notes follows. This summary is qualified in its entirety by the complete description of the Metamor Notes contained in the Metamor Indenture, which is incorporated herein by reference.

Principal Amount.........................   $227 million aggregate principal amount at maturity of 2.94%
                                            Convertible Subordinated Notes due 2004.

Issue price..............................   83.991% plus accrued interest, if any, from the date of issuance.

Interest.................................   2.94% per annum on the principal amount at maturity, payable semiannually in arrears in cash on February 15 and August 15 of each year, commencing February 15, 1998.

Yield to Maturity of Metamor Notes.......   The original yield to maturity of the Metamor Notes was 5.75% per annum (computed on a semi-annual bond equivalent basis giving effect both to accretion of original issue discount and to accrual of interest) calculated from August 15, 1997.  The current yield to maturity of the Metamor Notes is 6.81%.

Conversion...............................   Each Metamor Note is convertible, at the option of the holder, at any time after 90 days following the latest date of original issuance thereof through maturity, unless previously redeemed or otherwise purchased by Metamor, into Metamor's common stock at the conversion rate of 23.7397 shares per $1,000 principal amount at maturity of the
                                            Metamor Notes. The conversion rate will not be adjusted for accreted original issue discount or accrued interest, but will be subject to adjustment upon the occurrence of certain events affecting Metamor's common stock. Upon conversion, the holder will not receive any cash payment representing accreted original issue discount or accrued interest; such accreted original issue discount and accrued interest will be deemed paid by the Metamor common stock received on conversion.
                                       8

                                            Following the Merger, each Metamor Note will be convertible into 21.3657 shares of our common stock, par value $.01 per share, per $1,000 principal amount at maturity of the Metamor Notes.

Subordination............................   The Metamor Notes are subordinated to all existing and future senior indebtedness (as defined in the Metamor Indenture) of Metamor and are pari passu with Metamor's indebtedness that is not senior
                                            indebtedness. The Metamor Notes are also effectively subordinated to all indebtedness and liabilities of subsidiaries of Metamor.  The
                                            Metamor Indenture does not prohibit or limit the incurrence of additional senior indebtedness by Metamor.

Original Issue Discount..................   The Metamor Notes were issued at an original issue discount for federal income tax purposes of $160.09 per $1,000 principal amount at maturity of the Metamor Notes.

Sinking Fund.............................   None.

Redemption by Metamor....................   The Metamor Notes are not redeemable by Metamor prior to August 18,
                                            2000. Subject to the foregoing, the Metamor Notes will be redeemable, in whole or in part, at any time on at least 30 days notice at the option of Metamor at fixed redemption prices plus accrued and unpaid interest.  Although the Metamor Notes cannot be redeemed prior to
                                            August 18, 2000, the Metamor Indenture can be satisfied and discharged (except for certain ministerial provisions) if the Metamor
                                            Notes are redeemable within one year, Metamor takes actions necessary to cause the Metamor Notes to be redeemed and deposits the redemption price with the Metamor Trustee, and Metamor takes certain other actions.  The redemption price of the Metamor Notes if the Metamor
                                            Notes are redeemed on August 18, 2000 is $901.02 per $1,000 principal amount at maturity of the Metamor Notes.

Fundamental Change.......................   Upon the occurrence of any fundamental change in Metamor (as defined in the Metamor Indenture) occurring prior to the maturity of the
                                            Metamor Notes, each holder shall have the right, at such holder's option, to require Metamor to purchase all or any part (provided that the principal amount at maturity is $1,000 or an integral multiple thereof) of such holder's Metamor Notes at declining redemption prices, subject to adjustment in certain events, together with accrued and unpaid interest thereon to the date of purchase.  Neither the acquisition of Metamor by PSINet nor any future acquisition of
                                            PSINet, all or substantially all of the consideration for which consists of common stock listed on a United States national securities exchange or the Nasdaq National Stock Market, will constitute a fundamental change.

                        TERMS OF THE WAIVER SOLICITATION

GENERAL

         In order for our compliance with the Debt Incurrence Covenants to be waived, we must receive Waivers of Holders of a majority of the aggregate principal amount of each issue of the Notes, in each case excluding Notes owned by us or our affiliates. As of the Record Date, June 2, 2000, $600 million principal amount of our 10% Senior Notes due 2005 and $350 million principal amount of our 11 1/2% Senior Notes due 2008 were issued and outstanding.

         The term "Holder" means (1) any person in whose name Notes are registered on our books on the close of business on the Record Date, or (2) any other person who is a proxy or attorney-in-fact of such registered holder who is authorized to take action with respect to the Notes held by such registered holder.

         The delivery of a Waiver to our compliance with the Debt Incurrence Covenants will not affect a Holder's right to sell or transfer the Notes.

WAIVER PAYMENT

         Following the Merger, we will pay each Holder of the Notes whose Waivers have been accepted in the Solicitation, a Waiver Payment equal to $5.00 for each $1,000 principal amount of Notes for which a Waiver has been accepted. Our payment of the Waiver Payments is conditioned upon receipt and acceptance of the Requisite Waivers of Holders of each issue of Notes and the closing of the Merger without the satisfaction and discharge of the Metamor Notes in connection with the Merger. See "-- Conditions" below.

RECORD DATE

         This Waiver Solicitation Statement and the Waivers are being sent to all persons who were Holders of record at the close of business on the Record Date, June 2, 2000. The close of business on such date has been fixed as the Record Date for the determination of Holders entitled to give Waivers pursuant to the Solicitation.

HOW TO WAIVE COMPLIANCE

         All Waivers that are properly completed, signed and delivered to the Tabulation Agent and Depositary prior to the Expiration Date and not revoked prior to our acceptance of the Waivers will be accepted. Forms of Waiver are being mailed to all Holders with this Waiver Solicitation Statement. Because we will simultaneously solicit Waivers with respect to two separate issues of Notes, Waiver forms will be color-coded for each issue as follows:

        o        YELLOW for the 10% Senior Notes; and

        o        BLUE for the 11 1/2 % Senior Notes.

         Holders who desire to waive our compliance with the Debt Incurrence Covenants should so indicate by:

         (1)      completing the applicable Waiver;

         (2)      signing and dating the applicable Waiver; and

         (3) mailing or delivering the applicable Waiver to the Tabulation Agent and Depositary at the address listed on the back cover page of this Waiver Solicitation Statement, in accordance with the instructions contained in the Waiver.

         If the Waiver is properly completed and signed, the Holder will be deemed to have waived our compliance with the Debt Incurrence Covenants.

         Waivers by the registered Holder(s) must be executed in exactly the same manner as the name(s) appear(s) on the Notes. If Notes to which a Waiver relates are held of record by two or more joint Holders, all such Holders must sign the Waiver. If a signature is by a trustee, executor, administrator, guardian, proxy, attorney-in-fact, officer of a corporation or other record Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to us of such person's authority so to act. If Notes are registered in different names, separate Waivers must be executed covering each form of registration. If a Waiver is executed by a person other than the record Holder, then it must be accompanied by a proxy or power of attorney duly executed by the record Holder, with, unless such record Holder is an Eligible Institution, the signature Medallion guaranteed by a firm which is a member of a registered national securities exchange or member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office in the United States (each of which firms is referred to herein as an "Eligible Institution"), confirming the right of the signatory to the Waiver to execute such Waiver on behalf of the record holder.

         THE WAIVER SHOULD NOT BE SENT TO US. A HOLDER MUST COMPLETE, SIGN, DATE AND DELIVER THE WAIVER (OR PHOTOCOPY THEREOF) FOR SUCH HOLDER'S NOTES TO THE TABULATION AGENT AND DEPOSITARY. SUCH WAIVER MAY BE DELIVERED TO THE TABULATION AGENT AND DEPOSITARY BY HAND, MAIL OR OVERNIGHT COURIER. IN NO EVENT SHOULD A HOLDER TENDER OR DELIVER CERTIFICATES EVIDENCING SUCH HOLDER'S NOTES.

         An Eligible Institution may deliver its Waiver to the Tabulation Agent and Depositary by facsimile transmittal. We reserve the right to receive Waivers by any other reasonable means or in any form that reasonably evidences the giving of the waiver.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance of the Waivers will be determined by us in our sole discretion, which determination will be final and binding. We reserve the right to reject any and all Waivers not validly given or any Waivers our acceptance of which would, in our opinion or the opinion of or our counsel, be unlawful. We also reserve the right to waive any defects or irregularities or conditions of the Solicitation or any Waivers. The interpretation of the terms and conditions of the Solicitation (including the Waivers and the instructions thereto) by us shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with deliveries of Waivers must be cured within such time as we shall determine. Neither we, the Financial Advisor, the Information Agent, the Tabulation Agent and Depositary nor any other person shall be under any duty to give notification of defects or irregularities with respect to deliveries of Waivers, nor shall any of them incur any liability for failure to give such notification.

EXPIRATION DATE; AMENDMENT

         The term "Expiration Date" means 1:00 p.m. New York City time, on June 13, 2000. We do not intend to extend the Expiration Date.

         PSINet reserves the right to delay accepting any Waivers or to terminate the Solicitation, and to accept Waivers not previously accepted by giving oral or written notice of such delay, termination or acceptance to the Tabulation Agent and Depositary; or to amend the terms of the Solicitation in any manner. If the Solicitation is amended in a manner that we determine constitutes a material adverse change to the Holders, we will promptly disclose such amendment in a public announcement.

         Without limiting the manner in which we may choose to make a public announcement of any amendment or termination of the Solicitation, we will have no obligation to publish, advertise or otherwise communicate any such public announcement, other than by making a timely release to the Dow Jones News Service and complying with any applicable notice provisions of the Indentures.

REVOCATION OF WAIVERS

         Waivers may be revoked by the Holders at any time prior to the date we have received the Requisite Waivers and have accepted them. We anticipate that this will occur immediately after the Expiration Date. All properly completed and executed Waivers received by the Tabulation Agent and Depositary will be counted, notwithstanding any transfer of Notes to which such Waivers relate, unless the Tabulation Agent and Depositary receives from a Holder a properly completed and duly executed notice of revocation or a changed Waiver bearing a date later than the date of the prior Waiver at any time prior to the date that we have received and accepted the Requisite Waivers. Pursuant to Section 1.05(c) of the Indenture, a Waiver shall bind the Holder and every subsequent holder of Notes or portion of Notes that evidences the same debt as the consenting Holder's Notes even if notation of the Waiver is not made on such Note. However, any such Holder, or a subsequent Holder, may revoke the Waiver as to Notes or portion of Notes if the Tabulation Agent and Depositary receives notice of revocation before the date we have received and accepted the Requisite Waivers. Therefore, a transfer of Notes after the Record Date must be accompanied by a duly executed proxy or power of attorney if the subsequent transferee is to have revocation rights.

EFFECTIVE DATE OF THE WAIVERS

         Upon receipt of the Requisite Waivers with respect to an issue of Notes, PSINet may accept the Waivers by giving notice of such acceptance to the Tabulation Agent and Depositary directing the Tabulation Agent and Depositary to treat the Waivers as delivered to it in its capacity as Trustee under the Indentures. Pursuant to Section 1.05(a) of the Indentures, the Waivers become effective upon their delivery to the Trustee.

CONDITIONS

         Our payment of Waiver Payments is conditioned upon receipt and acceptance of the Requisite Waivers of Holders of each issue of Notes and the closing of the Merger without the satisfaction and discharge of the Metamor Notes in connection with the Merger. We reserve the right in our sole discretion to amend or terminate the Solicitation at any time prior to our acceptance of the Requisite Waivers. While we do not foresee facts or circumstances that would cause us to do so, we reserve the right in our sole discretion to cause the Metamor Notes to be satisfied and discharged in connection with the Merger even though we have received and accepted the Requisite Waivers. In such event, Waiver Payments will not be payable.

FINANCIAL ADVISOR, TABULATION AGENT AND DEPOSITARY AND INFORMATION AGENT

         In connection with the Solicitation we have retained Donaldson, Lufkin & Jenrette as our exclusive Financial Advisor, Wilmington Trust Company as the Tabulation Agent and Depositary, and MacKenzie Partners, Inc. as the Information Agent. Donaldson, Lufkin & Jenrette will receive a fee of $1 million for serving as the Financial Advisor, which fee will become payable if and when the Waiver Payments become payable. We will reimburse Donaldson, Lufkin & Jenrette for reasonable out-of-pocket expenses and will indemnify it against certain liabilities and expenses.

         Wilmington Trust Company will receive a customary fee for serving as Tabulation Agent and Depositary, plus additional processing fees based on the number of Waivers received and similar matters. In addition, we will reimburse Wilmington Trust Company for reasonable out-of-pocket expenses and will indemnify it against certain liabilities and expenses.

         MacKenzie Partners, Inc. will receive a fee, not to exceed $5,000, for serving as information agent for the Solicitation. In addition, we will reimburse MacKenzie Partners, Inc. for reasonable out-of-pocket expenses and will indemnify it against certain liabilities and expenses.

FEES AND EXPENSES

         We will pay the Trustee under each Indenture reasonable and customary compensation for its services in connection with the Solicitation, plus reimbursement for expenses.

         Brokers, dealers, commercial banks, trust companies and other nominees will be reimbursed by the Tabulation Agent and Depositary, by application of funds provided by us, for customary mailing and handling expenses incurred by them in forwarding material to their customers. We will pay all other fees and expenses attributable to the Solicitation.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following summary of federal income tax consequences is based on the current provisions of the Internal Revenue Code of 1986, as amended, applicable treasury regulations, judicial authority and administrative rulings and practice. Legislative, judicial or administrative changes or interpretations may be forthcoming that could alter or modify the statements and conclusions set forth below. Any such changes or interpretations may or may not be retroactive and could affect the tax consequences to Holders.

         The tax treatment of a Holder of Notes may vary depending upon its particular situation. Certain Holders of Notes, including insurance companies, tax-exempt organizations, financial institutions or broker-dealers, and persons who are not citizens or residents of the United States or who are foreign corporations, foreign partnerships or foreign estates or trusts as to the United States, may be subject to special rules not discussed below.

EFFECT OF WAIVERS

         The waiver of our compliance with the Debt Incurrence Covenants should not constitute a taxable event for waiving Holders for federal income tax purposes, because the waiver should not be considered to materially change the terms of the Notes as originally issued.

WAIVER PAYMENTS

         Although it is not free from doubt, the Waiver Payments should be treated as separate payments in the nature of fees for the Waivers. As a result, Holders will likely be required to include the amount of any Waiver Payments made to them in ordinary income for federal income tax purposes.

         Alternatively, it is possible that Waiver Payments would be treated as separate payments for certain rights of the Holders, and, thus, represent a tax-free return of capital on the Notes. In that event, a Holder would not be required to include any amount in taxable income, but would instead reduce its tax basis in its Notes by the amount of the Waiver Payment made to it.

NON-WAIVING HOLDERS

         There should be no federal income tax consequences to non-waiving Holders of Notes as a result of the Solicitation or the waiver of our compliance with the Debt Incurrence Covenants.

BACKUP WITHHOLDING

         A Holder who receives a Waiver Payment may be subject to backup withholding at the rate of 31% with respect to such Waiver Payment unless (1) such Holder is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (2) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A Holder who does not provide us with its correct taxpayer identification number may be subject to penalties imposed by the Internal Revenue Service. We will report to Holders and the Internal Revenue Service the amounts of any "reportable payments" made with respect to the Notes.

         THIS DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. ACCORDINGLY, EACH HOLDER OF NOTES SHOULD CONSULT ITS OWN TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES OF THE TRANSACTIONS DESCRIBED HEREIN AND THE CONTINUING OWNERSHIP OR DISPOSITION OF THE NOTES INCLUDING THE APPLICATION AND EFFECT OF ANY FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS OR PROPOSED CHANGES IN APPLICABLE LAWS.

                       WHERE YOU CAN FIND MORE INFORMATION

         We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that we file with the Securities and Exchange Commission at the Securities and Exchange Commission's public reference room at the following location:

                              Public Reference Room
                             450 Fifth Street, N.W.
                                    Room 1024
                             Washington, D.C. 20549

         Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. These Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet world wide web site maintained by the Securities and Exchange Commission at "http://www.sec.gov." Reports, proxy statements and other information pertaining to PSINet are also available for inspection at the offices of The Nasdaq Stock Market, which is located at 1735 K Street, N.W., Washington, D.C. 20006.

         We may "incorporate by reference" information into this Waiver Solicitation Statement, which means that we can disclose important information to you by referring you to other documents filed with the Securities and Exchange Commission. The information incorporated by reference is considered part of this Waiver Solicitation Statement, except for any information superseded by information contained directly in this Waiver Solicitation Statement or in later filed documents incorporated by reference in this Waiver Solicitation Statement.

         This Waiver Solicitation Statement incorporates by reference the documents set forth below under the caption "Documents Incorporated by Reference" that we have previously filed with the Securities and Exchange Commission. These documents contain important business and financial information about us that is not included in or delivered with this Waiver Solicitation Statement.

         We may already have sent you some of the documents incorporated by reference, but you can obtain any of them through us, the Securities and Exchange Commission or the Securities and Exchange Commission's Internet web site as described above. Documents incorporated by reference are available from us without charge, excluding all exhibits, except that if we have specifically incorporated by reference an exhibit in this Waiver Solicitation Statement, the exhibit will also be provided without charge. You may obtain documents incorporated by reference in this Waiver Solicitation Statement by requesting them in writing or by telephone from us at the following address:

                                   PSINET INC.
                               44983 Knoll Square
                             Ashburn, Virginia 20147
                          Attention: Investor Relations
                            Telephone: (703) 726-1577
                            Facsimile: (703) 726-4261
                        email: investor-relations@psi.com

         You should rely only on the information contained or incorporated by reference in this Waiver Solicitation Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Waiver Solicitation Statement. This Waiver Solicitation Statement is dated June 5, 2000. You should not assume that the information contained in this Waiver Solicitation Statement is accurate as of any date other than that date. Neither the mailing of this Waiver Solicitation Statement to Holders nor the Solicitation of Waivers creates any implication to the contrary.

                       DOCUMENTS INCORPORATED BY REFERENCE

         We are incorporating by reference in this Waiver Solicitation Statement the following documents which we have filed with the Securities and Exchange
Commission:

         (1) Annual report on Form 10-K for the fiscal year ended December 31, 1999. This report contains:

                  o audited consolidated balance sheets for PSINet and its subsidiaries as of December 31, 1999 and 1998; and

                  o audited consolidated statements of operations, of changes in shareholders' equity and of cash flows for the years ended December 31, 1999, 1998 and 1997.

         (2)      Quarterly report on Form 10-Q for the quarter ended March 31,
                  2000

         (3)      Current reports on Form 8-K dated:

                  o   January 10, 2000

                  o   January 18, 2000

                  o   January 26, 2000

                  o   January 28, 2000

                  o   February 9, 2000

                  o   February 11, 2000

                  o   March 22, 2000


         (4) The Joint Proxy Statement/Prospectus contained in Amendment No. 1 to the Registration Statement on Form S-4 (registration no. 333-34802) filed with the Securities and Exchange Commission on May 12, 2000.

         We also incorporate by reference additional documents that we may file with the Securities and Exchange Commission under Section 13(a),13(c), 14 or 15(d) of the Exchange Act between the date of this Waiver Solicitation Statement and the Expiration Date. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

         We are also incorporating by reference in this Waiver Solicitation Statement the following documents which have been filed with the Securities and Exchange Commission by Metamor:

         (1) Exhibit 4.1 to Amendment No. 1 to Registration Statement on Form S-3 dated July 23, 1997 (registration no. 333-31509).

         (2) Risk Factor section included in Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

                                   PSINet Inc.

                  SOLICITATION OF WAIVER OF COVENANT COMPLIANCE

                        FOR CERTAIN ACQUIRED INDEBTEDNESS

                                -----------------

         Questions concerning the terms of the Solicitation should be directed to the Financial Advisor at the telephone number set forth below. Deliveries of Waivers should be made to the Tabulation Agent and Depositary at the addresses or facsimile numbers set forth below. Requests for additional copies of the Waiver Solicitation Statement or a Waiver should be directed to the Information Agent at the telephone numbers and address set forth below.

                             The Financial Advisor:

                          DONALDSON, LUFKIN & JENRETTE

                                 277 Park Avenue
                            New York, New York 10172
                              Attention: Jeff Dorst
                                 (212) 892-8474
                                 (800) 334-1604

                                -----------------

                                 The Tabulation Agent and Depositary:

                                        WILMINGTON TRUST COMPANY

By Hand/Overnight Courier:                  By Facsimile:                        By Mail:
1100 North Market Street                    (302) 651-1079                 1100 North Market Street
Wilmington, Delaware 19890            (For Eligible Institutions only)     Wilmington, Delaware 19890
Attention: Tammy Young,                                                    Attention:  Tammy Young,
           Corporate Trust                Confirm by Telephone:                        Corporate Trust
           Department                     (302) 651-1562                               Department
                                        Attention: Tammy Young


                                -----------------

                             The Information Agent:

                            MACKENZIE PARTNERS, INC.

                                156 Fifth Avenue
                            New York, New York 10010

                            (800) 322-2885 (toll free)
                            (212) 929-5500 (collect)